EXHIBIT 10.55
PRICE PROTECTION
FOR
CHANNELS AGREEMENT
between
Taiwan Kolin Company Limited
and
Syntax Groups Corporation
1	PARTIES
This Agreement (“Agreement”) is made and entered into, by and between Taiwan Kolin Company Limited, incorporated in Taiwan, whose registered office is at 11/F No.86, Section 1, Chung Citing South Road, Taipei, Taiwan (the “Manufacturer”) and Syntax Groups Corporation, incorporated in the State of California, the United States of America, whose registered office is at 20480 East Business Parkway, City of Industry, CA 91789, U.S.A. (“Syntax”).
2	RECITALS
WHEREAS, Syntax designs various consumer electronic-related Products (as hereafter defined) for manufacture and distribution under and in connection with the trademarks and trade name, inter alia, ÖLEVIA; and
WHEREAS, Manufacturer is a designer and manufacturer of Liquid Crystal Display (LCD) and Liquid Crystal On Silicon (LCOS) televisions and has in place the necessary facilities, permits, licenses and financing to satisfy Syntax’s requirements for such LCD and LCOS Products.
Pursuant to the Manufacturing Agreement dated March 9, 2004, Syntax has appointed the Manufacturer to manufacture the products in the consumer electronic field, which includes but not limited to the LCD/ LCOS TV product line. Currently, the Manufacturer is manufacturing 20,” 27” and 30” LCD TVs for Syntax and shall expand the product line to other sizes of LCD TV and LCOS TV from time to time agreed by both parties (the “Products”).
Syntax has offered mark down allowance against the change of the price of the Products held as inventory in the sales channels (the “Channels”) according to normal market norm and practice.

The Manufacturer wishes to provide a counter price protection to Syntax against the mark down allowance offered to the Channels.
NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Agreement, the receipt and sufficiency of which are hereto hereby agree as follows:
3	PRICE PROTECTION

3.1.	The Manufacturer agrees to offer the price protection to Syntax against 50% of the mark down allowance offered by Syntax to the Channels. Prior approval of the Manufacturer shall be obtained if any price protection claimed by Syntax to the Manufacturer higher than 50% as agreed.

3.2.	Syntax shall prepare a monthly price protection report to specify the mark down allowance to respective Channels and the total price protection amount at the end of each calendar month, and submit forthwith the report to the Manufacturer for verification and confirmation.

3.3.	Upon confirmation of the price protection amount agreed by both parties, the Manufacturer shall settle 50% of the total price protection amount at the beginning of the following calendar month by issuing a credit memorandum which shall be applied to off-set the total outstanding account payable owed to the Manufacturer by Syntax.

4	CATASTROPHIC FAILURE OF THE PRODUCTS

4.1.	In the event that there is a catastrophic failure of the Products occurred in the Channels as defined according to market practice, Syntax shall inform forthwith the Manufacturer about the event and take necessary steps to minimize the loss from the event.

4.2.	The Manufacturer agrees to reimburse all expenses and loss incurred in the event of catastrophic failure of the Products upon receipt of a written statement from Syntax to claim such reimbursement.

4.3.	The Manufacturer may issue a credit memorandum which shall be applied to off-set the total outstanding account payable owed to the Manufacturer to Syntax.

5	EXECUTION

5.1.	Upon execution of this Agreement:

5.1.1	This Agreement will be in full force from March 9, 2004 with continued executions till the end of business relationship between the Manufacturer and Syntax with 90 days advance notice by either party.

5.1.2	Such other and further documents as may be reasonably required to cause and effect the transaction contemplated by this Agreement.

6	ACCESS OF INFORMATION
The directors, officers, shareholders, employees, agents and representatives (“Representatives”) of Syntax shall grant the Manufacturer and its Representatives full access to Syntax’s properties, inventory on hand, facilities, books and records, financial and operating data, contracts and other documents or information as the Manufacturer or its Representatives may reasonably request.
7	WARRANTIES OF SYNTAX

7.1.	Syntax hereby warrants and represents to the Manufacturing that Syntax is a corporation duly organized, validly existing and in good standing under the laws of the State of California, the U.S.A.

7.2.	There is no litigation, suit, proceeding, action, claim or investigation, at law or in equity, pending, or to the best knowledge of Syntax, threatened against, or affecting in any way, Syntax’s ability to perform its obligations as contemplated by this Agreement.

7.3.	In the event that any warranty or representation contained herein above is deemed unenforceable under the laws of any jurisdiction, the remaining warranties and representations to the extent they are enforceable shall remain in full force and effect, and the Manufacturer and Syntax hereby agree that a court or arbitrator may cause these warranties and representations concerning disclosure of confidential and sensitive business information to the reasonable extent possible given the express intentions and agreements of the Manufacturer and Syntax to have such warranties and representations construed and enforced.
8	WARRANTIES OF THE MANUFACTURER

8.1.	The Manufacturer hereby warrants and represents to Syntax that the Manufacturer is a corporation duly organized, validly and in good standing under the laws of Taiwan.

8.2.	The Manufacturer hereby warrants that the Manufacturer has all requisite power and authority to execute and perform its obligations under this Agreement and consummate the transactions contemplated hereby.

8.3.	There is no litigation, suit, proceeding, action, claim or investigation, at law or in equity, pending, or to the best knowledge of the Manufacturer, threatened against, or affecting in any way, the Manufacturer’s ability to perform its obligations as contemplated by this Agreement.
IN WITNESS WHEREOF, the Parties have executed this Agreement as of dates indicated herein below.

Taiwan Kolin Company Limited

Name:	Roger Kao
Vice President

Signed:	/s/ Roger Kao

Date:	03/09/04

Syntax Groups Corporation

Name:	James Li Chief Executive Officer

Signed:	/s/ James Li

Date:	3/9/2004

Amendment to the
PRICE PROTECTION
FOR
CHANNELS AGREEMENT
between
Taiwan Kolin Company Limited
and
Syntax Groups Corporation
1.	Taiwan Kolin Company Limited, incorporated in Taiwan, whose registered office is at 11/F No.86, Section 1, Chung Ching South Road, Taipei, Taiwan (the “Manufacturer”), and Syntax Groups Corporation, incorporated in the State of California, the United States of America, whose registered office is at 20480 East Business Parkway, City of Industry, CA91789, U.S.A. (“Syntax”) have entered into an agreement with an effective date of March 9,2004 regarding the reimbursement to Syntax by Manufactured of price protection granted by Syntax to its customers(the “Agreement”).

2.	The parties hereby agree to amend the Agreement by adding the following section:
“3.4 Notwithstanding the foregoing, in no event shall the amount of price protection to be issued by Manufacturer to Syntax for any calendar month be less than eighteen percent (18%) of the amount invoiced by Syntax to its customers within the Channels for such calendar month.”
3.	Unless specifically stated herein, all other terms and conditions of the Agreement remain in full force and effect.
IN WITNESS WHEREOF, the Parties have executed this amendment as of dates indicated herein below.

Taiwan Kolin Company Limited
Name:	Roger Kao
Vice President

Signed:	/s/ Roger Kao

Date:	12/31/2004

Syntax Groups Corporation
Name:	James Li Chief Executive Officer

Signed:	/s/ James Li

Date:

Amendment to the
PRICE PROTECTION
FOR
CHANNELS AGREEMENT
Between
Taiwan Kolin Company Limited
And
Syntax Brillian Corporation
1.	The parties hereby agree to amend the Agreement:
Effective 07/01/2006, Taiwan Kolin shall issue price protection amount based on market situation.
2.	Unless specifically stated herein, all other terms and conditions of the Agreement remain in full force and effect.
IN WITNESS WHEREOF, the Parties have executed this amendment as of dated indicated herein below.

Taiwan Kolin Company Limited
Name:	Roger Kao
Vice Chairman

Signed:	/s/ Roger Kao

Date:	07/19/06

Syntax Brillian Corporation
Name:	James Li President and Chief Operating Officer

Signed:	/s/ James Li

Date:	7/19/06